UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 13, 2012
Date of Report (Date of Earliest Event Reported)

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in charter)

DELAWARE	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3600 West Lake Avenue, Glenview, IL	60026-1215
(Address of principal executive offices)	(Zip code)

847-724-7500 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 13, 2012, Illinois Tool Works Inc. (“ITW”) entered into a letter agreement (the “Agreement”) with Relational Investors LLC (“Relational”), David H. Batchelder, and certain other Relational affiliates (the “Relational Group”).  Under the Agreement and subject to the conditions set forth therein, ITW has agreed to appoint Mr. Batchelder to ITW’s Board of Directors (the “Board”) if requested by Relational any time after ITW’s 2012 annual meeting of stockholders but before the sixtieth day prior to ITW’s 2013 annual meeting of stockholders.  Should Mr. Batchelder join ITW’s Board, ITW agrees to re-nominate him at ITW’s 2013 Annual Meeting of Stockholders for a one-year term.  The members of the Relational Group have agreed to vote for the Board’s slate of nominees for director at ITW’s annual meetings.

In addition, the Relational Group has committed to certain standstill provisions which include, among others, that the Relational Group will not (a) make, participate in or encourage a solicitation of proxies, (b) initiate or encourage any stockholder proposals, (c) seek representation on, or nominate any candidate for, the Board (other than Mr. Batchelder as described above), (d) act alone or in concert with others to seek to control the management or Board of ITW, or (e) own more than 9.9% of the Voting Securities (as such term is defined in the Agreement).

The Agreement terminates on the later of (a) 30 days before the last day of the notice period specified in ITW’s advance notice bylaw related to director nominations for the 2014 Annual Meeting of Stockholders or (b) if Mr. Batchelder is appointed or elected to serve on the Board, on the date that Mr. Batchelder is no longer serving on the Board.

The foregoing summary of the Agreement is not complete and is subject to, and qualified in its entirety by the full text of the Agreement, which is attached as Exhibit 99.1 and incorporated herein by reference.

On January 13, 2012, ITW issued a press release relating to the Agreement, which is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Letter Agreement, dated January 12, 2012, among Illinois Tool Works Inc., Relational Investors LLC and the other parties named in the Letter Agreement.
99.2	Press release, dated January 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

DATE: January 13, 2012	By:/s/ Maria C. Green Name:Maria C. Green Title:Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter Agreement, dated January 12, 2012, among Illinois Tool Works Inc., Relational Investors LLC and the other parties named in the Letter Agreement.
99.2	Press release, dated January 13, 2012